Countryconnect

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# Letter of Agency Local

By completing and signing this form, I am authorizing Countryconnect
to become my local exchange, long distance (both interLATA and intraLATA) and international telecommunications service provider.

I understand that I may designate only one local, local toll, and one interLATA long distance carrier as my preferred carrier for each telephone number. I also understand that I have the right to obtain these services individually. With these understandings, I authorize a change from my current carrier to Countryconnect for the aforementioned services.

I certify that I am legally responsible for the payment of charges incurred and that I have the authority to request this change. I also confirm that the information provided to Countryconnect is correct, and subject to verification for services.

I understand this letter of authorization may be withdrawn by contacting Countryconnect customer service at **866-613-9687.**

For a complete list of terms and conditions please visit www.countryconnect.us. All services are subject to state and federal taxes, where applicable.

Signature ________________________________________ Date__________

Printed Name______________________________________

Street Address_____________________________________

City State Zip______________________________________

County___________________________________________

Billing Address (if different)__________________________

Telephone Number(s)_______________________/_______________________

_______________________/_______________________

Please send me ______ calling cards

I wish to order a personal or business 800 number yes_______ no_______

PLEASE FAX OR MAIL TO:

Countryconnect

Powered by IBFA, a subsidiary of Telava Networks, Inc.

Countryconnect

Powered by IBFA, a subsidiary of Telava Networks, Inc.

10600 W. Higgins Road Suite 517
Rosemont, IL. 60018-3716